UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2018 (June 22, 2018)

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N Mopac Expy Bldg 3 Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2018, National Western Life Group, Inc. (the "Company") held its Annual Meeting of Stockholders in Austin, Texas to consider and vote on the matters listed below. These matters are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the Securities and Exchange Commission on April 30, 2018. There were 3,436,166 shares of Class A common stock entitled to vote at the meeting and a total of 3,289,811 shares, or 95.7%, were present or represented by proxy at the meeting. In addition, there were 200,000 shares of Class B common stock entitled to vote at the meeting of which 100.0% of the shares were present or represented by proxy. Set forth below are the voting results for each proposal submitted to a vote of stockholders.

Proposal 1. Election of Directors

The Class A and Class B stockholders of the Company elected each of their respective director nominees nominated by the Company’s Board of Directors. The results of the voting were as follows:

Class A Director Nominee	For	Withheld

David S. Boone	2,154,125	769,301
Stephen E. Glasgow	2,151,943	771,483
E.J. Pederson	2,113,261	810,165

Class B Director Nominee	For	Withheld

Ross R. Moody	200,000	-
Ann M. Moody	200,000	-
Charles D. Milos	200,000	-
Frances A. Moody-Dahlberg	200,000	-
E. Douglas McLeod	200,000	-
Dr. Thomas A. Blackwell	200,000	-

There were 366,385 broker non-votes for each Class A director nominee and none for each Class B director nominee. The individuals shown above were elected to serve as a director until the Company’s 2019 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2. Ratification of Independent Registered Public Accounting Firm

The Class A and Class B stockholders of the Company ratified the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The results of the voting were as follows:

For	Against	Abstain

3,456,772	32,463	576

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: June 27, 2018	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer